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                                  AMENDMENT NO. 2
                                        TO
                     LOAN AND SECURITY AGREEMENT ("AGREEMENT")
               DATED DECEMBER 26, 1996, AS AMENDED JANNUARY 31, 1997
                                      BETWEEN
                         HEALTHCARE IMAGING SERVICES, INC.
                        EDGEWATER IMAGING ASSOCIATES, L.P.
                          WAYNE IMAGING ASSOCIATES, L.P.
                    RITTENHOUSE SQUARE IMAGING ASSOCIATES, L.P.
                         (COLLECTIVELY HEREIN "BORROWER")
                                        AND
                    DVI BUSINESS CREDIT CORPORATION ("LENDER")

WHEREAS, Meadowlands MRI, LLC, a Delaware limited liability company, wishes to become a party to the Agreement;

WHEREAS, Meadowlands MRI, LLC has read the Agreement and agrees to be bound by the Agreement and all related documents thereto; and

WHEREAS, HealthCare Imaging Services, Inc. operates an additional site located at 45 Beekman Street, New York, NY 10038 and wishes to add this site to the Borrowing Base.

NOW THEREFORE, FOR VALUE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.     Add the following Borrower to the first paragraph of page 1:

      "Meadowlands MRI, LLC, a Delaware limited liability company"

2.     Add the following Borrower to Section 4.1 "Name of Borrower"

      "Meadowlands MRI, LLC, a Delaware limited liability company"

3. Section 3.1 "Security Interest" add the following language to the end of the paragraph:

       ; that certain Consulting Services Agreement dated November 1, 1997 between HealthCare Imaging Services, Inc. and M.R. Radiology Imaging of Lower Manhattan, P.C.; that certain Consulting Services Agreement dated September 1, 1997 between Meadowlands MRI, LLC and Meadowlands Diagnostic Imaging, P.A.

Any provision in Amendment No. 2 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement.
Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of the 26th day of December, 1997.

LENDER:
DVI Business Credit Corporation

By: /s/ Anthony J. Turek
Name: Anthony J. Turek
Title: Managing Director

BORROWER:                                   BORROWER:
HealthCare Imaging Services, Inc.           Edgewater Imaging Associates, L.P.
                                            By:  HealthCare Imaging Services of
                                                 Edgewater, Inc.
                                                 its General Partner

By: /s/ Elliott H. Vernon                   By: /s/ Elliott H. Vernon
Name: Elliott H. Vernon                     Name: Elliott H. Vernon
Title: President                            Title: President


BORROWER:                                   BORROWER:
Wayne Imaging Associates, L.P.              Rittenhouse Square Imaging Assoc LP
By:  HealthCare Imaging Services, Inc.      By:  HealthCare Imaging Services of
     its General Partner                         Rittenhouse Square its
                                                 General Partner

By: /s/ Elliott H. Vernon                   By: /s/ Elliott H. Vernon
Name: Elliott H. Vernon                     Name: Elliott H. Vernon
Title: President                            Title: President

BORROWER:
Meadowlands MRI, LLC

By: /s/ Elliott H. Vernon
Name: Elliott H. Vernon
Title: President

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                                  EXHIBIT A
                        TO UCC-1 FINANCING STATEMENT

      Debtor:                       Meadowlands Diagnostic Imaging, P.A.

      Secured Party:                Meadowlands MRI, LLC

      Assignee of Secured Party:          DVI Business Credit Corporation


      Debtor hereby grants to Secured Party a security interest in Secured Party's portion of all of the Debtor's present and future accounts, accounts receivable, and reimbursement rights pursuant to that certain Consulting Services Agreement dated September 1, 1997 ("Agreement") between Debtor and Secured Party including Secured Party's portion of the proceeds thereof generated from all services rendered by Debtor, except for such accounts receivable in which the Debtor is not permitted to grant a security interest as a matter of law. The Secured Party's portion refers to the portion of collections that Debtor is obligated to remit to Secured Party pursuant to Exhibit C of the Agreement





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                                  EXHIBIT A
                        TO UCC-1 FINANCING STATEMENT

      Debtor:                 M.R. Radiology Imaging of Lower Manhattan, P.C.

      Secured Party:          HealthCare Imaging Services, Inc.


      Debtor hereby grants to Secured Party a security interest in Secured Party's portion of all of the Debtor's present and future accounts, accounts receivable, and reimbursement rights pursuant to that certain Consulting Services Agreement dated November 1, 1997 ("Agreement") between Debtor and Secured Party including Secured Party's portion of the proceeds thereof generated from all services rendered by Debtor, except for such accounts receivable in which the Debtor is not permitted to grant a security interest as a matter of law. The Secured Party's portion refers to the portion of collections that Debtor is obligated to remit to Secured Party pursuant to Exhibit C of the Agreement